EXHIBIT 23

[LOGO]    Crisp
          Hughes
          Evans                       Certified Public Accountants & Consultants
          LLP
          ----------------------------------------------------------------------
                                  Affiliated worldwide through AGN International





                         CONSENT OF INDEPENDENT AUDITORS




     As independent auditors, we hereby consent to the incorporation of our report, dated January 21, 2000, incorporated by reference in this annual report of SFB Bancorp, Inc. on Form 10-KSB for the year ended December 31, 1999, into the Company's previously filed Form S-8 Registration Statement File No. 333-76337.





                                                   /s/Crisp Hughes Evans LLP
                                                   -------------------------


Asheville, North Carolina
March 24, 2000



                                        32 Orange Street        828 254 2254
                                        PO Box 3049             Fax 828 254 6859
                                        Asheville, NC 28802     www.che-llp.com